Exhibit 32.1

CERTIFICATION

 PURSUANT TO RULE 13a-14(b) or

RULE 15d-14(b) AND 18 U.S.C. SECTION 1350
(AS ADOPTED PURSUANT TO SECTION 906 OF THE

 SARBANES-OXLEY ACT OF 2002, AS AMENDED)

Pursuant to 18 U.S.C.  Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended), the undersigned officer of Applied Visual Sciences, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2013 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d), and the information contained in the 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2014

Signed:

/s/ William J. Donovan

Name:

William J. Donovan

Title:

President and Chief Operating Officer